UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2006 (August 2, 2006)

DOMINION HOMES, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-23270	31-1393233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Tuttle Crossing Boulevard, P.O. Box 5000, Dublin, Ohio	43016-5555
(Address of principal executive offices)	(Zip Code)

(614) 356-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2006, the Board of Directors of Dominion Homes, Inc. (the “Company”), approved the following:

•	Reductions in base salary for each of Douglas G. Borror, Chairman and CEO (from $650,000 to $450,000), David S. Borror, Corporate EVP (from $250,000 to $125,000), and Donald A. Borror, Chairman Emeritus (from $250,000 to $125,000). These reductions were offered by Messrs. Douglas Borror, David Borror and Donald Borror and will be effective from August 1, 2006 through December 31, 2006, subject to further extension at the executive’s discretion. The reductions for Messrs. Douglas Borror and David Borror are reflected in amendments to their employment agreements, attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

•	Modifications to the 2006 incentive compensation programs and employment agreements for Jeffrey Croft, President and COO, and William G. Cornely, SVP of Finance and CFO to eliminate their respective minimum guaranteed bonuses for 2006. Pursuant to their respective programs and employment agreements, Mr. Croft was to receive a minimum guaranteed bonus for 2006 of $250,000, and Mr. Cornely was to receive a minimum guaranteed bonus for 2006 of $100,000. Messrs. Croft and Cornely offered to forego these minimum guaranteed bonuses. All other elements of their 2006 incentive compensation programs remain unchanged. The amended 2006 incentive compensation programs for Messrs. Croft and Cornely are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively. The amendment to employment agreement for Messrs. Croft and Cornely are attached hereto as Exhibits 10.5 and 10.6, respectively.

The foregoing changes are being made in response to current business conditions and as part of the Company’s ongoing efforts to reduce overhead expenses.

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2006, the Company announced its financial results for the second quarter ended June 30, 2006. A copy of the Company’s press release announcing these results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

The information in this Current Report on Form 8-K is also being furnished pursuant to Regulation FD (17CFR §§243.100 et seq.).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Employment Agreement dated August 2, 2006 between the Company and Douglas G. Borror.

10.2	Amendment to Employment Agreement dated August 2, 2006 between the Company and David S. Borror.

10.3	Amended 2006 Incentive Compensation Program for Jeffrey Croft.

10.4	Amended 2006 Incentive Compensation Program for William G. Cornely.

10.5	Amendment to Employment Agreement dated August 2, 2006 between the Company and Jeffrey Croft.

10.6	Amendment to Employment Agreement dated August 2, 2006 between the Company and William G. Cornely.

99.1	Press release dated August 3, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

By:	/s/ William G. Cornely
William G. Cornely, Senior Vice President – Finance and Chief Financial Officer

Date: August 4, 2006